LEGG MASON INVESTMENT TRUST

SUPPLEMENT DATED MAY 13, 2013

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MAY 1, 2013, OF

LEGG MASON OPPORTUNITY TRUST

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2013, as supplemented on May 13, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2013, as supplemented on May 13, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and consolidated financial statements in the fund’s annual report to shareholders, dated December 31, 2012, are incorporated by reference into this Summary Prospectus.

The following text replaces the first section of the fund’s Prospectus under the heading “More on fund management”:

LMM LLC (“LMM”), with offices at 100 International Drive, Baltimore, Maryland 21202, provides the fund with investment advisory and management services, including the management of cash and short-term instruments, and provides certain oversight services to the fund.

LMM has delegated certain administrative responsibilities to Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “administrator”). LMPFA, located at 620 Eighth Avenue, New York, New York 10018, provides certain administrative services to the fund.

LMPFA is a wholly-owned subsidiary of Legg Mason, Inc (“Legg Mason”). LMM is also an affiliate of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2013, Legg Mason’s asset management operations had aggregate assets under management of approximately $664.6 billion.

Please retain this supplement for future reference.

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